Commitments and Contingencies	12 Months Ended
Dec. 31, 2016
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
Note 17—Commitments and Contingencies
 Legal Proceedings
Set forth below is a summary of our material ongoing legal proceedings. We record accruals for estimated losses from contingencies when available information indicates that a loss is probable and the amount of the loss, or range of loss, can be reasonably estimated.  In addition, we disclose matters for which management believes a material loss is reasonably possible.  In all instances, management has assessed the matters below based on current information and made judgments concerning their potential outcome, giving consideration to the nature of the claim, the amount, if any, the nature of damages sought and the probability of success.  Management regularly reviews all new information with respect to such contingencies and adjusts its assessments and estimates of such contingencies accordingly.  Because litigation is subject to inherent uncertainties including unfavorable rulings or developments, it is possible that the ultimate resolution of our legal proceedings could involve amounts that are different from our currently recorded accruals, and that such differences could be material.
In addition to the matters discussed below, we are party to other routine proceedings arising in the ordinary course of business.  Any accruals or estimated losses related to these matters are not material. In management’s judgment, the ultimate resolution of these matters will not have a material effect on our financial condition, results of operations or cash flows.
Gas Index Pricing Litigation.  We, through our subsidiaries, and other energy companies are named as defendants in several lawsuits claiming damages resulting from alleged price manipulation and false reporting of natural gas prices to various index publications from 2000-2002. The cases allege that the defendants engaged in an antitrust conspiracy to inflate natural gas prices in three states (Kansas, Missouri, and Wisconsin) during the relevant time period. The cases are consolidated in a multi-district litigation proceeding pending in the United States District Court for Nevada.  At this time we cannot reasonably estimate a potential loss.
Illinova Generating Company Arbitration. In May 2007, our subsidiary Illinova Generating Company (“IGC”) received an adverse award in an arbitration brought by Ponderosa Pine Energy, LLC (“PPE”). The award required IGC to pay PPE $17 million, which IGC paid in June 2007 under protest while simultaneously seeking to vacate the award. On May 23, 2014, the Texas Supreme Court vacated the arbitration award based upon the evident partiality of one of the arbitrators. On November 20, 2014, PPE initiated a new arbitration against IGC and its co-respondents, but the Dallas District Court enjoined the arbitration from proceeding against IGC while any dispute over IGC’s $17 million payment remains pending. On December 16, 2014, the Dallas District Court entered a judgment requiring the return of the $17 million to IGC and an additional $2.5 million payment to IGC for interest. PPE paid the $17 million in principal and the $2.5 million in interest to IGC. On July 14, 2016, the Dallas Court of Appeals affirmed the judgment. PPE’s deadline to appeal the judgment to the Texas Supreme Court has expired. We recognized a gain of $20 million which is included in Other income and expense, net in our consolidated statements of operations for the year ended December 31, 2016.
Advatech Dispute. On September 2, 2016, Genco terminated its Second Amended and Restated Newton FGD System Engineering, Procurement, Construction and Commissioning Services Contract dated as of December 15, 2014 with Advatech, LLC. Advatech issued Genco its final invoice on September 30, 2016 totaling $81 million. Genco contested the invoice on October 3, 2016. Genco does not believe Advatech calculated the termination payment correctly, but does owe Advatech a final payment of $0.5 million as well as demobilization costs which Advatech claims are $0.7 million. On October 27, 2016, Advatech initiated the dispute resolution process under the Contract. Settlement discussions required under the dispute resolution process have been unsuccessful. The next step is arbitration, which has not been initiated yet. Dynegy views the risk of a material loss as remote.
Other Contingencies
MISO 2015-2016 Planning Resource Auction. In May 2015, three complaints were filed at FERC regarding the Zone 4 results for the 2015-2016 Planning Resource Auction (“PRA”) conducted by MISO. Dynegy is a named party in one of the complaints. The complainants, Public Citizen, Inc., the Illinois Attorney General, and Southwestern Electric Cooperative, Inc., have challenged the results of the PRA as unjust and unreasonable, requested rate relief/refunds, and requested changes to the MISO PRA structure going forward. Complainants have also alleged that Dynegy may have engaged in economic or physical withholding in Zone 4 constituting market manipulation in the 2015-2016 PRA. The Independent Market Monitor for MISO (“MISO IMM”), which was responsible for monitoring the MISO 2015-2016 PRA, determined that all offers were competitive and that no physical or economic withholding occurred.  The MISO IMM also stated, in a filing responding to the complaints, that there is no basis for the proposed remedies.  We filed our Answer to these complaints and believe that we complied fully with the terms of the MISO tariff in connection with the 2015-2016 PRA, disputed the allegations, and will defend our actions vigorously. In addition, the Illinois Industrial Energy Consumers filed a complaint at FERC against MISO on June 30, 2015 requesting prospective changes to the MISO tariff. Dynegy also responded to this complaint.
On October 1, 2015, FERC issued an order of non-public, formal investigation, stating that shortly after the conclusion of the 2015-2016 PRA, FERC’s Office of Enforcement began a non-public informal investigation into whether market manipulation or other potential violations of FERC orders, rules and regulations occurred before or during the PRA (the “Order”). The Order noted that the investigation is ongoing, and that the order converting the informal, non-public investigation to a formal, non-public investigation does not indicate that FERC has determined that any entity has engaged in market manipulation or otherwise violated any FERC order, rule, or regulation.
On December 31, 2015, FERC issued an order on the complaints requiring a number of prospective changes to the MISO tariff provisions associated with calculating Initial Reference Levels and Local Clearing Requirements, effective as of the 2016-2017 PRA. The order did not address the arguments of the complainants regarding the 2015-2016 PRA, and stated that those issues remain under consideration and will be addressed in a future order.
New Source Review and CAA Matters.
New Source Review. Since 1999, the EPA has been engaged in a nationwide enforcement initiative to determine whether coal-fired power plants failed to comply with the requirements of the New Source Review and New Source Performance Standard provisions under the CAA when the plants implemented modifications. The EPA’s initiative focuses on whether projects performed at power plants triggered various permitting requirements, including the need to install pollution control equipment.
In August 2012, the EPA issued a Notice of Violation (“NOV”) alleging that projects performed in 1997, 2006 and 2007 at the Newton facility violated Prevention of Significant Deterioration, Title V permitting, and other requirements. The NOV remains unresolved. We believe our defenses to the allegations described in the NOV are meritorious. A decision by the U.S. Court of Appeals for the Seventh Circuit in 2013 held that similar claims older than five years were barred by the statute of limitations. This decision may provide an additional defense to the allegations in the Newton facility NOV. In September 2016, we retired Newton Unit 2.
Wood River CAA Section 114 Information Request. In 2014, we received an information request from the EPA concerning our Wood River facility’s compliance with the Illinois State Implementation Plan (“SIP”) and associated permits. We responded to the EPA’s request and believe that there are no issues with Wood River’s compliance, but we are unable to predict the EPA’s response, if any. As of June 1, 2016, our Wood River facility has been retired.
CAA Notices of Violation. In December 2014, the EPA issued an NOV alleging violation of opacity standards at the Zimmer facility, which we co-own and operate. The EPA previously had issued NOVs to Zimmer in 2008 and 2010 alleging violations of the CAA, the Ohio SIP and the station’s air permits involving standards applicable to opacity, sulfur dioxide, sulfuric acid mist, and heat input. The NOVs remain unresolved. In December 2014, the EPA also issued NOVs alleging violations of opacity standards at the Stuart and Killen facilities, which we jointly own but do not operate.
Edwards CAA Citizen Suit. In April 2013, environmental groups filed a CAA citizen suit in the U.S. District Court for the Central District of Illinois alleging violations of opacity and particulate matter limits at our IPH segment’s Edwards facility. In August 2016, the District Court granted the plaintiffs’ motion for summary judgment on certain liability issues. We filed a motion seeking interlocutory appeal of the court’s summary judgment ruling. In February 2017, the appellate court denied our motion for interlocutory appeal. The District Court has not yet scheduled the remedy phase of the case. We dispute the allegations and will defend the case vigorously.
Ultimate resolution of any of these CAA matters could have a material adverse impact on our future financial condition, results of operations and cash flows. A resolution could result in increased capital expenditures for the installation of pollution control equipment, increased operations and maintenance expenses, and penalties. At this time we are unable to make a reasonable estimate of the possible costs, or range of costs, that might be incurred to resolve these matters.
Stuart National Pollutant Discharge Elimination System (“NPDES”) Permit Appeal.  In January 2013, the Ohio EPA reissued the NPDES permit for the jointly owned Stuart facility.  The operator of Stuart, The Dayton Power and Light Company, appealed various aspects of the permit, including provisions regarding thermal discharge limitations, to the Ohio Environmental Review Appeals Commission.  Depending on the outcome of the appeal, the effects on Stuart’s operations could be material. At this time we are unable to make a reasonable estimate of the possible costs, or range of costs, that might be incurred to resolve this matter.
MISO Segment Groundwater. In 2012, the Illinois EPA (“IEPA”) issued violation notices alleging violations of groundwater standards onsite at our Baldwin and Vermilion facilities.
At Baldwin, with approval of the IEPA, we performed a comprehensive evaluation of the Baldwin CCR surface impoundment system beginning in 2013. Based on the results of that evaluation, we recommended to the IEPA in 2014 that the closure process for the inactive east CCR surface impoundment begin and that a geotechnical investigation of the existing soil cap on the inactive old east CCR surface impoundment be undertaken. We also submitted a supplemental groundwater modeling report that indicates no known offsite water supply wells will be impacted under the various Baldwin CCR surface impoundment closure scenarios modeled. In 2016, the IEPA approved our closure and post-closure care plans for the Baldwin old east, east, and west fly ash CCR surface impoundments. We are working towards implementation of the closure plan.
We initiated an investigation at Baldwin in 2011 at the request of the IEPA to determine if the facility’s CCR surface impoundment system impacts offsite groundwater. Results of the offsite groundwater quality investigation, as submitted to the IEPA in 2012, indicate two localized areas where Class I groundwater standards were exceeded. Based on the data and groundwater flows, we do not believe that the exceedances are attributable to the Baldwin CCR surface impoundment system.
At our retired Vermilion facility, which is not subject to the CCR rule, we submitted proposed corrective action plans for two CCR surface impoundments (i.e., the old east and the north CCR surface impoundments) to the IEPA in 2012. Our hydrogeological investigation indicates that these two CCR surface impoundments impact groundwater quality onsite and that such groundwater migrates offsite to the north of the property and to the adjacent Middle Fork of the Vermilion River.  The proposed corrective action plans recommend closure in place of both CCR surface impoundments and include an application to the IEPA to establish a groundwater management zone while impacts from the facility are mitigated.  In 2014, we submitted a revised corrective action plan for the old east CCR surface impoundment. We await IEPA action on our proposed corrective action plans. Our estimated cost of the recommended closure alternative for both the Vermilion old east and north CCR surface impoundments, including post-closure care, is approximately $10 million.
If remediation measures concerning groundwater are necessary in the future at either Baldwin or Vermilion, we may incur significant costs that could have a material adverse effect on our financial condition, results of operations, and cash flows. At this time we cannot reasonably estimate the costs, or range of costs, of remediation, if any, that ultimately may be required.
IPH Segment Groundwater. Groundwater monitoring results indicate that the CCR surface impoundments at each of the IPH segment facilities potentially impact onsite groundwater. In 2012, the IEPA issued violation notices alleging violations of groundwater standards at the Newton and Coffeen facilities’ CCR surface impoundments. In 2015, we submitted an assessment monitoring report to the IEPA that identifies the Newton facility’s inactive unlined landfill as the likely source of groundwater quality exceedances at the facility’s active CCR landfill. In August 2016, IEPA approved the report. We are monitoring groundwater in accordance with IEPA’s approval.
If remediation measures concerning groundwater are necessary at any of our IPH facilities, IPH may incur significant costs that could have a material adverse effect on its financial condition, results of operations, and cash flows. At this time we cannot reasonably estimate the costs, or range of costs, of remediation, if any, that ultimately may be required.
Dam Safety Assessment Reports. In response to the failure at the Tennessee Valley Authority’s Kingston plant, the EPA initiated a nationwide investigation of the structural integrity of CCR surface impoundments in 2009. The EPA assessments found all of our surface impoundments to be in satisfactory or fair condition, with the exception of the surface impoundments at the Baldwin and Hennepin facilities.
In response to the Hennepin report, we made capital improvements to the Hennepin east CCR surface impoundment berms and notified the EPA of our intent to close the Hennepin west CCR surface impoundment. The preliminary estimated cost for closure of the west CCR surface impoundment, including post-closure monitoring, is approximately $5 million, which is reflected in our AROs. We performed further studies needed to support closure of the west CCR surface impoundment, submitted those studies to the IEPA in 2014 and await IEPA action.
In response to the Baldwin report, we notified the EPA in 2013 of our action plan, which included implementation of recommended operating practices and certain recommended studies. In 2014, we updated the EPA on the status of our Baldwin action plan, including the completion of certain studies and implementation of remedial measures and our ongoing evaluation of potential long-term measures in the context of our concurrent evaluation at Baldwin of groundwater corrective actions. At this time, to resolve the concerns raised in the EPA’s assessment report and as a result of the CCR rule, we plan to initiate closure of the Baldwin west fly ash CCR surface impoundment in 2017, which is reflected in our AROs.
Other Commitments
In conducting our operations, we routinely enter into long-term commodity purchase and sale commitments, as well as agreements that commit future cash flow to the lease or acquisition of assets used in our businesses. The following describes the significant commitments outstanding at December 31, 2016.
Coal Purchase Commitments. At December 31, 2016, we had contracts in place to purchase coal for our generation facilities with aggregate minimum commitments of $827 million. To the extent purchased or committed volumes have not been priced but are subject to a price collar structure, the obligations have been calculated using the minimum purchase price of the collar.
Coal Transportation. At December 31, 2016, we had coal transportation contracts and rail car leases in place for our generation facilities with aggregate minimum commitments of $823 million.
Contractual Service Agreements.  Contractual service agreements represent obligations with respect to long-term plant maintenance agreements. Recently we have undertaken several measures to restructure some of our existing maintenance service agreements with our turbine service providers. As of December 31, 2016, our obligation with respect to these restructured agreements is limited to the termination payments, which are approximately $410 million in the event all contracts are terminated by us.
In addition, during this year we have committed to securing capital spares for our gas-fueled generation fleet to help minimize production disturbances. As of December 31, 2016, we have obligations to purchase spare parts of $24 million with payments made through 2026, of which $11 million reflects spare parts received. Upon the receipt of the parts and transfer of title to Dynegy, we recognize the asset and the associated payment obligation at the NPV of those payments, which we record to PP&E and Debt in our consolidated balance sheets.
Gas Purchase Commitments. At December 31, 2016, we had contracts in place to purchase gas for our generation facilities with aggregate minimum commitments of $420 million.
Gas Transportation. At December 31, 2016, we had firm capacity payment obligations related to transportation of natural gas. Such arrangements are routinely used in the physical movement and storage of energy. The total of such obligations was $173 million.
Operating Leases.
Office Space, Equipment and Other Property. Minimum lease payment obligations, by year, associated with office space, equipment, land and other leases are $5 million per year for the years 2017-2021.
During the years ended December 31, 2016, 2015 and 2014, we recognized rental expense of approximately $5 million, $5 million and $5 million, respectively.
Charter Agreement. The aggregate minimum base commitments of our charter party agreement are approximately $5 million for the year ended December 31, 2017. We are party to one charter agreement related to a very large gas carrier (“VLGC”) previously utilized in our former global liquids business. The primary term of the charter was through September 2014 but has been extended through September 2017 at the option of the counterparty. The VLGC has been sub-chartered to a wholly owned subsidiary of Transammonia Inc. on terms that are identical to the terms of the original charter agreement. To date, the subsidiary of Transammonia Inc. has complied with the terms of the sub-charter agreement and has not exercised the remaining optional extension.
Other Obligations. We have other obligations of $31 million for contracts in place to purchase limestone, $22 million for interconnection services and $32 million for other miscellaneous items which are individually insignificant.
Indemnifications and Guarantees
     In the ordinary course of business, we routinely enter into contractual agreements that contain various representations, warranties, indemnifications and guarantees.  Examples of such agreements include, but are not limited to, service agreements, equipment purchase agreements, engineering and technical service agreements, asset sales agreements and procurement and construction contracts.  Some agreements contain indemnities that cover the other party’s negligence or limit the other party’s liability with respect to third party claims, in which event we will effectively be indemnifying the other party.  Virtually all such agreements contain representations or warranties that are covered by indemnifications against the losses incurred by the other parties in the event such representations and warranties are false.  While there is always the possibility of a loss related to such representations, warranties, indemnifications and guarantees in our contractual agreements, and such loss could be significant, in most cases management considers the probability of loss to be remote.